UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                October 23, 2007
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           Access National Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)


       Virginia                     000-49929                82-0545425
 ----------------------         ----------------         ------------------
    (State or other                (Commission             (IRS Employer
      jurisdiction                 File Number)           Identification No.)
    of incorporation)


              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
            --------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       n/a
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

Access National Corporation (Nasdaq: ANCX) released its unaudited financial results on October 23, 2007 for the quarter ended September 30, 2007. A copy of the press release detailing the summary results is attached hereto as Exhibit 99.1.


Item 7.01    Regulation FD Disclosure.

Access National Corporation (Nasdaq: ANCX) announced on October 23, 2007 that its Board of Directors declared a cash dividend of $.01 per share to shareholders of record as of November 8, 2007, for payment on November 23, 2007. A copy of the press release summarizing the announcement is attached hereto as
Exhibit 99.2.


Item 9.01    Financial Statements and Exhibits.

(a)  -   Not applicable.

(b)  -   Not applicable.

(c)  -   Not applicable.

(d)      Exhibits.

         Exhibit 99.1 Press Release, dated October 23, 2007 announcing third quarter 2007 financial results.

         Exhibit 99.2 Press Release, dated October 23, 2007 announcing quarterly dividend.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ACCESS NATIONAL CORPORATION
                                                   (Registrant)


Date: October 23, 2007               By:     /s/ Michael W. Clarke
                                        ----------------------------------------
                                     Name:   Michael W. Clarke
                                     Title:  President & Chief Executive Officer